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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                               Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 18, 1998


                                   AETNA INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)

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
              1-11913                              02-0488491
     (Commission File Number)                       (I.R.S. Employer
                                                   Identification No.)


151 Farmington Avenue, Hartford, Connecticut              06156
(Address of Principal Executive Offices)               (ZIP Code)
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                                 (860) 273-0123
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                                TABLE OF CONTENTS

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Item 5.     Other Events.                                                  3


Item 7(c).  Exhibits.                                                      3


Signatures                                                                 4


Exhibit Index                                                              5
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Item 5.  Other Events.

         Pursuant to the terms and conditions of the Underwriting Agreement dated November 13, 1998, and the Pricing Agreement dated November 13, 1998, each among Aetna Services, Inc., Aetna Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as Representatives of the several underwriters, on November 18, 1998, Aetna Services, Inc. issued $300,000,000 aggregate principal amount of its 5.66% Puttable Reset Securities PURS(SM) due 2009 ("PURS"), the net proceeds of which will be used to repay outstanding commercial paper borrowings. The principal, premium, if any, and interest payable on the PURS is unconditionally guaranteed by Aetna Inc.





Item 7(c). Exhibits.

         Exhibit 1.1 Underwriting Agreement dated November 13, 1998, among Aetna Services, Inc., Aetna Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as Representatives of the several underwriters.

         Exhibit 1.2 Pricing Agreement dated November 13, 1998, among Aetna Services, Inc., Aetna Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as Representatives of the several underwriters.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                              AETNA INC.
                                      ----------------------------
                                             (Registrant)


Date  November 24, 1998                By /s/ Alan M. Bennett
      ----------------------              ------------------------
                                       Alan M. Bennett
                                       Vice President
                                       and Corporate Controller
                                       (Chief Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit No.       Description

    1.1 Underwriting Agreement dated November 13, 1998, among Aetna Services, Inc., Aetna Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as Representatives of the several underwriters.

    1.2 Pricing Agreement dated November 13, 1998, among Aetna Services, Inc., Aetna Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. as Representatives of the several underwriters.